Exhibit 10.2

WHEN RECORDED MAIL TO:

MISSION COMMUNITY BANK
P. O. Box 789
San Luis Obispo, California 93406

MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE (“Memorandum”) dated as of September 21, 2006 is entered into between WALTER BROS. CONSTRUCTION CO., INC., a California corporation (“Landlord”) and MISSION COMMUNITY BANK, a California banking corporation (“Tenant”).

RECITALS

A.       On or about September 21, 2006, Landlord and Tenant entered into Ground Lease [Private] (Lease), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord real property, more particularly described in attached Exhibit A and incorporated by reference (“Premises”).

B.       Landlord and Tenant desire to execute this Memorandum to provide constructive notice of Tenant’s rights under the Lease to all third parties.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.            Term.   Landlord leases the Premises to Tenant for a term of fifty (50) years, beginning October 1, 2006 (“Commencement Date”), and ending at midnight on September 30, 2056.

2.            Lease Terms. This lease of the Premises to Tenant is pursuant to the Lease, which is incorporated in this Memorandum by reference.

3.            Leasehold Deed of Trust. Landlord agrees to allow Tenant to obtain one or more loans for improvements on the Premises secured by a leasehold deed of trust. Landlord has agreed to give the beneficiary under this leasehold deed of trust notice of any default by Tenant under the Lease and the right to cure this default within thirty (30) of written notice to the beneficiary. Landlord also agrees to recognize the purchaser of the leasehold interest at the foreclosure sale as the tenant under the Lease, whether this purchaser is the beneficiary under the leasehold deed of trust or a third party.

4.             Right of First Refusal.   Subject to the rights set forth in the Lease, Landlord has granted Tenant rights of first refusal as to offers to purchase the Premises during the term, or any portion of its interest in the Premises.

5.             Successors and Assigns. This Memorandum and the Lease shall bind and inure to the benefit of the parties and their respective heirs, successors, and assigns, subject, however, to the provisions of the Lease on assignment.

6.             Governing Law.   This Memorandum and the Lease are governed by California law.

Executed as of the date first written above.

TENANT:		LANDLORD:
MISSION COMMUNITY BANK		WALTER BROS. CONSTRUCTION CO., INC.,

By:	/s/ Anita Robinson	By:	/s/ Donald C. Walter
Name:	Anita Robinson	Name:	DONALD C. WALTER
Its:	President	Its:	President

ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN LUIS OBISPO	)

On September 21, 2006, before me personally appeared, Anita Robinson, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name [is] subscribed to the within instrument and acknowledged to me that [she] executed the same in [her] authorized capacity, and that by [she] signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Aileen C. Cota

(Seal)

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN LUIS OBISPO	)

On SEPTEMBER 21, 2006, before me personally appeared, DONALD C. WALTER, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name [is] subscribed to the within instrument and acknowledged to me that [he] executed the same in [his] authorized capacity, and that by [he] signature on the instrument the person, or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature	/s/ Roderick A. Rodewald

(Seal)

EXHIBIT “A”

Legal Description

[Actual Legal Description to be attached upon completion of Lot Line Adjustment, but consisting of approximately 37,760 square feet gross, 32,033 square feet net of real property located at the corner of South Higuera and Prado Road, in the City of San Luis Obispo, County of San Luis Obispo, State of California (a portion of Assessor’s Parcel No. 053-041-033), as shown on the proposed Vesting Tentative Map attached hereto as Exhibit “A-1”].

Order Number:  4001-2539189 ( )

Page Number:  6

LEGAL DESCRIPTION

Real property in the City of San Luis Obispo, County of San Luis Obispo, State of California, described as follows:

That portion of Lot 21 of the San Luis Obispo Suburban Tract, in the City of San Luis Obispo, County of San Luis Obispo, State of California, according to the map recorded February 7, 1906 in Book 1, Page 92 of Record of Surveys, described as follows:

Commencing at the most Southerly corner of Parcel B denoted on Parcel Map No. SL-84-284, recorded in Parcel Map Book 38, Page 60;

Thence South 3°54’55” West, along the Westerly right of way of South Higuera Street (80 feet wide), 120.98 feet to a 1 1/4 inch iron pipe tagged L.S. 3877 and the point of beginning;

Thence North 86°14’05” West, 323 feet to a I’ ,4 inch iron pipe tagged L.S. 3877; Thence South 3°45’55” West, 3 feet to a I Y4 inch iron pipe tagged L.S. 3877; Thence North 86°14’05” West, 62 feet to a 1 1/4 inch iron pipe tagged L.S. 3877; Thence South 3°45’55” West, 22.70 feet to a 1’ A inch iron pipe tagged L.S. 3877;

Thence South 74°38’05” West, 252.44 feet, more or less, to the Easterly line of the land described in the deed to Adrian R. Manthie, et ux., recorded June 15, 1955 in Book 807, Page 360 of Official Records and denoted on Parcel Map SLO-73-495;

Thence Easterly and Southerly along the Northerly and Easterly boundary of last said Manthie property to the Northerly line of Prado Road (40 feet wide);

Thence Easterly along the Northerly line of said Prado Road and Northerly along the Westerly line of the property conveyed by Walter Brothers Construction Company, Inc., to the City of San Luis Obispo, recorded May 6, 1975 in Book 1831, Page 595 of Official Records, to the point of beginning.

Said land is shown as Parcel 1 on Map recorded May 10, 1989 in Book 59, Page 89 of Record of Surveys.

EXCEPTING THEREFROM all geothermal resources as defined in Section 6903 of the California Public Resources Code within’ or that may be produced from said real property, provided, however that the ‘surface of said real property shall never be used for the exploration, development, extraction, removal, ot storage of any thereof, ‘as reserved by Standard Oil Company of California, a Corporation, in deed recorded October 29, 1974 in Book 1803, Page 799 of Official Records.

ALSO EXCEPTING THEREFROM the sole and exclusive right from time to time to drill and maintain wells or other works into (except for oil, gas, and other hydrocarbons not herein reserved by grantor), or through said real property below, a depth of 500 feet and to produce, inject, store or remove from and through such wells or works, oil gas, water and other substances of whatever nature, including the right to perform any and aN operations deemed by Grantor necessary or convenient for the exercise of such rights, as reserved by Standard Oil Company of California, a Corporation, in deed recorded October 29, 1974 in Book 1803, Page 799 of Official Records.

APN: 053-041-033

First American Title

SUBURBAN TRACT PTN LOT 10
SUBURBAN TRACT PTN LOT 22
PARCEL 1 14 PM 4
14 PM 4 PARCEL 2
PARCEL 2 6 PM 70
PRADO ROAD
SAN LUIS CREEK
PARKING STRUCTURE
PARCEL 2 SLAL 88-0192
PARCEL B 38 PM 60
PARCEL A 38 PM 60
PARCEL 1
PARCEL 2
12 SPACES
OFFER TO DEDICATE FOR STREETS
SOUTH HIGUERA STREET
MARGARITA AVENUE
GRAPHIC SCALE

1 - 8" LEMON BOTTLEBRUSH
2 - 8" LEMON BOTTLEBRUSH
3 - 8" LEMON BOTTLEBRUSH
4 - 10" LEMON BOTTLEBRUSH
5 - 10" BAILY ACACIA
6 - 8" LEMON BOTTLEBRUSH

UNPLOTTABLE EASEMENTS
AVIGATION EASEMENT PER 2904 OR 205
AVIGATION EASEMENT PER 3330 OR 68
AVIGATION EASEMENT PER 2948 OR 179

OWNER'S STATEMENT

I HEREBY APPLY FOR APPROVAL OF THE DIVISION OF REAL PROPERTY SHOWN ON THIS PLAT AND STATE THAT I AM THE LEGAL OWNER OF SAID PROPERTY OR THE AUTHORIZED AGENT OF THE LEGAL OWNER AND THAT THE INFORMATION SHOWN HEREON IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

WESTLAND ENGINEERING INC
3480 S HIGUERA, SUITE 130, SAN LUIS OBISPO, CA 93401
(805) 541-2394

RECORD OWNER:
WALTER BROS. CONSTRUCTION CO. INC.
PO BOX [illegible]
SAN LUIS OBISPO, CA 93401

ENGINEER'S STATEMENT

I HEREBY STATE THAT THIS MAP WAS PREPARED BY ME OR UNDER MY SUPERVISION AND TO THE BEST OF MY KNOWLEDGE COMPLIES WITH THE LOT DIVISION ORDINANCE OF THE CITY OF SAN LUIS OBISPO, STATE OF CALIFORNIA.

[illegible] K. ORTON P.E. 21807
EXPIRES 9-30-2007
WESTLAND ENGINEERING INC.
3480 S HIGUERA, SUITE 130, SAN LUIS OBISPO, CA 93401
(805) 541-2394

APN

053-041-033

REFFRENCES

HORIZONTAL - 39 RS 69 AND 3302 OR 808
VERTICAL - CITY OF SAN LUIS OBISPO GIS DATA
TOPOGRAPHY & UTILITIES - CITY OF SAN LUIS OBISPO GIS DATA
(BUILDING LOCATIONS FIELD VERIFIED)

LEGEND

TREES
VEHICULAR CIRCULATION
PEDESTRIAN CIRCULATION

CITY OF SAN LUIS OBISPO
SITE
COUNTY OF SAN LUIS OBISPO
TANK FARM ROAD

VICINITY MAP
NO SCALE

SLO 05-0428
VESTING TENTATIVE MAP

PARCEL 1 OF CERTIFICATE OF COMPLIANCE RECORDED IN VOLUME 3302 AT PAGE 808 BEING A PORTION OF LOT 21 OF THE SUBURBAN TRACT IN THE CITY OF SAN LUIS OBISPO, COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA.

PREPARED FOR:
WALTER BROS. CONSTRUCTION
PREPARED BY:
WESTLAND ENGINEERING INC.
3480 S HIGUERA, SUITE 130
SAN LUIS OBISPO, CALIFORNIA 93401
(805) 541-2394
DECEMBER 2005 JOB NO. 05-064
SHEET 1 OF 1

EXHIBIT “A-l”